MOTORSPORTS EMPORIUM LICENSE AGREEMENT

     This agreement is made this August 9, 2005 (the "Agreement") by and between: Michael G. Wachholz, an individual, 18748 North 91st Place, Scottsdale, AZ 85255, hereinafter referred to as "Licensor", and MotorSports Emporium, Inc., a Nevada Corporation, 16055 N. Dial Blvd. Suite 5, Scottsdale, AZ 85260 hereinafter referred to as "Licensee."

     WHEREAS, the Licensor is engaged in the business of developing and marketing products in the nature of performance brake fluids and has, over the years, acquired and developed substantial and valuable technical knowledge, know-how, and experience in the design and development of such systems and products described in detail in Schedule A attached hereto (the "Technology");

     WHEREAS, the Licensee desires to utilize the Technology in the design, development and sale of the products listed in the attached Schedule A (the "Licensed Product");

     WHEREAS, Licensor and Licensee believe it is in their mutual interest and desire to enter into an agreement whereby Licensee would use the Licensor's Technology in the manufacture and sale of the Licensed Product pursuant to the terms and conditions hereinafter provided;


     WHEREAS, the Licensor owns and operates the World Wide Web sites known as www.prospeedmotorsport.com and www.gs610.com (the "Websites");

     WHEREAS, Licensee desires to license the Websites for its own use as it relates specifically to Licensed Product;


     WHEREAS, Licensor is the sole and exclusive owner of those certain patents, trademarks, copyrights and registrations identified more fully in Schedule B attached hereto (the "Intellectual Property");


     WHEREAS, Licensee desires to obtain from Licensor a license to use the Trademarks on and in association with the Licensed Product and to receive technical assistance from Licensor for the application and sale of Product, for the Specified Market, in the specified Territory and Licensor is willing to grant such right to Licensee; and,


     WHEREAS, Licensor has agreed to sell Prospeed GS610 exclusively through licensee with licensee performing all transactions related to marketing, advertising, manufacture and sales of Licensed Product.

     NOW, THEREFORE, to affect the above purpose, and in consideration of the mutual covenants and premises set forth herein, Licensor and Licensee hereby agree as follows:

1.0 DEFINITIONS:

     The terms defined in this Section shall, for all purposes of the Agreement, except where the context clearly requires otherwise or except as otherwise indicated, have the meaning specified below:

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     1.1  "Technology" shall mean the know-how, services, product and blends and application techniques, specifications of which are licensed, registered or applied for by the Licensor or issued or assigned to the Licensor during the Term of the Agreement which are attached hereto in Exhibit "A".

     1.2 "Technical Information" shall mean all Proprietary and confidential information, technical data, processes, and specifications known to Licensor in connection with the application of the Licensed Product including, but not limited to, the name, and source of supply of Prospeed GS610, product information, technical specifications, terms of purchase and quantity discounts, business relationships, including the names of distributors marketing Prospeed GS610, terms of distribution agreements, business and development plans, marketing plans, actual and potential customers, strategies, reports, marketing projections, and support documentation.

     1.3 "Territory" shall mean the United States of America, and all recognized foreign countries, worldwide except countries which any government agency of the U.S. Government prohibits shipment of the Licensed Product.

     1.4 "Intellectual Property" shall mean the patents, trademarks, and copyrights as licensed or used by Licensor, developed in conjunction with the Licensed Product. Intellectual Property shall include all current and future brake fluid patents which have been or may be applied for or granted to Licensors, and includes those trademarks listed in Exhibit "B".

     1.5 The term "Specified Market" shall mean the brake fluid markets for all individual, business and governmental entities, which use the Licensed Product.

     1.6 "Licensed Product" shall further mean the brake fluid blend as defined by Exhibit "A" and any subsequent performance improvements/modifications.

     1.7 "Effective Date" shall mean the date on which the Agreement is executed.

     1.8 The "Term" of the Agreement shall be five (5) years initially with an option to extent the term for an additional five (5) years at sole discretion of licensee commencing on the Effective Date unless sooner terminated by the Licensor or Licensee in accordance with the provisions herein. Thereafter, this Agreement may be renewed by mutual agreement between the parties hereto.

     1.9  "MSDS" shall mean the brake fluid's material data safety sheet.

2.0 LICENSE GRANT

     2.1 Licensor hereby exclusively grants to Licensee and its sub licensees, for the Term of this Agreement, an exclusive right and license to use the Technical Information in order to manufacture, process, prepare sell, distribute and advertise the Licensed Product using said Technology, for the Specified Market, in the Territory during the Term of this Agreement. Licensee is hereby granted the right to subcontract for installation, distribution, service and sale and application of the Product. Licensor retains full rights to use trademarks in manner(s) which are not brake fluid related and does not conflict and/or create competition with Licensee in the brake fluid market.

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

     2.2. Licensor hereby exclusively grants to Licensee, for the Term of this Agreement, the exclusive right and license to use, manufacture, have manufactured, sell, distribute and advertise the Licensed Product in the Territory.

     2.3. Licensor hereby exclusively grants to Licensee, for the Term of this Agreement, an exclusive license to use the Intellectual Property and Websites on or in association with the Licensed Product in the Territory, as well as on packaging, promotional and advertising material associated therewith when used in accordance with trademark standards as specified by Licensor. All Intellectual Property and websites will remain the sole property of the Licensor.

     2.4. The Licensee may grant sublicenses to third parties under the Agreement with the approval of the Licensor, which approval shall not be unreasonably withheld.

     2.5. During the term of this Agreement, Licensor shall not distribute or sell the Licensed Product in the Territory directly or through any business affiliated with Licensor whatsoever, however Licensor may contract with Licensee to sell the Product for Licensee.

     2.6. Licensor represents and warrants that it has the right and power to grant the licenses granted herein and that there are no other agreements with any other party in conflict herewith.

     2.7 During the term of this Agreement, each party shall advise the other party of any technical improvements and/or inventions relating to the Technology and/or the Licensed Product. All such improvements and/or inventions shall become the property of party to develop said improvements and/or inventions. If an improvement and/or invention developed by Licensor is later incorporated in an improved or modified product by Licensee, such improved product shall be subject to the payment of a Royalty. Further, if Licensee incorporates any dominant feature of the Licensed Property on other Product, such other Product shall be subject to the payment of a Royalty.

3.0 SUPPLY OF TECHNICAL INFORMATION AND AFTER-SALES SERVICES:

     3.1 Licensor shall, within ten (10) days after the Effective Date of this Agreement, provide Licensee with all materials and documents reasonably required to perform under this Agreement.

     3.2 Licensor will supply Technical Information and Licensed Product support to Licensee for applications and Licensed Product as specified in Schedule "A".

     3.3 Licensor shall, during the Term of this Agreement, provide Licensee with a support by telephone, e-mail, fax, or if requested by Licensee, in person at Licensee's home office site at all times reasonably required by Licensee in connection the support of the Licensed Product, including the use of reasonable commercial efforts: (i) to answer Licensee's questions regarding the proper utilization and optimization of the Licensed Product; and (ii) to provide solutions to problems that arise with the Licensed Product.

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

     3.4 Licensee recognizes that such Technology is the proprietary and confidential property of Licensor. Accordingly, Licensee shall not, without the prior express written consent of Licensor, during the term of this Agreement, disclose or reveal to any third party or utilize for its own benefit other than pursuant to this Agreement, any such Technology provided by Licensor concerning the Licensed Product, provided that such information was not previously known to Licensee or to the general public. Licensee further agrees to take all reasonable precautions to preserve the confidentiality of Licensor's Technology and shall assume responsibility that its employees, sublicensees and/or assignees will similarly preserve this information against third parties. The provisions of this clause shall survive termination of this Agreement.

     3.5 In the event that Licensor does not seek or obtain trademark protection for a particular item or in a particular country where Licensee believes such protection is necessary, With 30 day written advance notice to Licensor, Licensee shall have the right to seek such protection in the name of Licensor and setoff all costs associated with seeking and maintaining such protection against the royalties owed Licensor.

4.0 SCHEDULE OF EXCLUSIVE LICENSE FEES AND COSTS

     4.1 License Fee: In consideration of the grant of this exclusive license, which exclusive license shall include all terms and conditions as set forth herein, Licensee shall pay an licensee fee of fifteen thousand dollars ($15,000).

     4.2 Licensee shall additionally pay a monthly royalty fee on collected gross revenues for actual Licensed Product sold as follows:

          4.2.1 Seven (7%) percent on all gross sales as it relates to the Licensed Product sold;

     4.3 The percentage royalty payments described in 4.2.1 shall be made within ten (10) days after the end of each calendar month accompanied with a full report of the relevant period's wholesale and retail sales activities.

     4.4 Cost of manufacturing and marketing is the sole responsibility of Licensee.

5.0 TECHNICAL INFORMATION AND LICENSOR'S TRADEMARKS

     5.1 All rights in the Technical Information and the Licensor's trademarks other than those specifically granted herein are reserved to Licensor. Licensee acknowledges that Licensee shall not acquire any title or interest in the Technical Information or Licensor's Trademarks as a result of the Licensee's use thereof. Within thirty (30) days from the Effective Date of this Agreement, licensor shall have Licensee registered as a registered or permitted user, or the like, of the Licensor's Trademarks with the appropriate governmental agency or entity, within the Territory, as may be required. Any cost to record such an application shall be borne by Licensor. Upon termination or expiration of this Agreement for any reason whatsoever, Licensor may immediately apply to cancel Licensee's status as a registered or permitted user. Licensee shall consent in writing to cancellation and shall join in any cancellation petition.

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
     5.2 Licensor shall seek and obtain during the Term of this Agreement at its own expense, appropriate intellectual property protection for the Licensed Product. Licensor further represents and warrants that the Trademarks do not infringe any valid right of any third party.

6.0 REPRESENTATIONS:

     6.1 Licensor represents that it possesses sufficient engineering ability to manage and direct the application of the Licensed Product, including ability to produce drawings and conceptual designs and to provide technical assistance to Licensee.

     6.2 Licensor represents that it has the intention and ability to develop distribution and sales channels through which the Licensed Product may be distributed and sold efficiently.

     6.3 Licensor represents that it owns the Technical Information and Licensed Product and that there are no claims, existing or threatened, in connection with the Licensor's clear title or license. Licensor represents that the Licensed Product, Technical information, Technology and related know-how do and will function for the intended purpose of each Licensed Product as described in the Technical Information and, further, that the Licensor has performed sufficient testing and analysis to prove the usefulness and competitive efficiency of the technology underlying this Agreement for full scale field applications.

7.0 NON-COMPETITION:

     7.1 During the term of this Agreement, Licensor shall not engage, directly or indirectly, in the marketing or use of any other brake fluid without the written consent of the Licensee. Licensor is not restricted in any way from the production, distribution, marketing and/or sales of any non brake fluid product.

     7.2 Licensee acknowledges and agrees that due to the unique nature of the Licensed Product, Technical Information, Technology and related processes and the irreparable harm that disclosure or unauthorized sales, use, and application shall cause Licensor, Licensee agrees that during the term of this Agreement, and in the event of termination of this agreement, Licensee covenants and agrees as follows:

          7.2.1 During the term of this Agreement and for a period of ten (10) years after termination of this Agreement, including but not limited to, the provisions of Paragraph 10.0, herein, neither Licensee nor any of its directors, employees, agents, partners, representatives shall directly or indirectly solicit customers of or divert business from Licensor for the purpose of brake fluid, production, application, usage, sales, or manufacturing of Licensor's patented product, proprietary techniques, applications, or processes, or any blends, formulae, or Licensed Product as described herein or developed hereafter by Licensor.

8.0 CONFIDENTIALITY AND NONDISCLOSURES:

     8.1 Licensee shall hold in confidence the Technical Information that is identified as "proprietary" or "confidential" when delivered to Licensee (hereinafter referred to as "Confidential Information").

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
     8.2 Licensee shall use the Confidential Information for the sole purpose of application and marketing the Licensed Product. Licensee shall refrain from using or allowing the use of the Confidential Information for any other private or commercial purpose.

     8.3 Licensee agrees that the Confidential Information shall be shown to or discussed only with selected individuals employed by Licensee on a "need to know" basis for the purposes of performing under this Agreement. Licensee shall take, and shall cause all its employees to take reasonable precaution to insure the confidentiality of the Confidential Information.

     8.4 The Confidential Information received by Licensee shall not be disclosed or divulged to any third party or parties without prior written approval of Licensor. Prior to showing the Confidential Information to, or discussing it with, any third party, Licensee shall require the third party to maintain the confidentiality under the same terms hereof.

     8.5 Upon termination of this Agreement, Licensee shall cease to use and shall forthwith return or surrender to Licensor all the Confidential Information and all reproductions thereof in their custody or possession.

     8.6 Licensee understands and agrees that Licensor might be irreparably harmed by violation of this Article, and that the use of the Confidential Information for the business purposes of any party other than Licensor could enable such party to compete unfairly with Licensor. In the event that Licensee becomes aware of any breach of the confidentiality of, or the misappropriation of, any of the Confidential Information, Licensee will promptly give notice thereof to Licensor. In addition, Licensor shall be entitled to injunctive relief, to enforcement by specific performance of this Article and to damages or may terminate this Agreement.

     8.7 The obligation of Licensee under this Article shall survive the termination or rescission of the Agreement for a period of ten (10) years after such expiration, termination, or rescission.

9.0 INDEMNIFICATION

     9.1 Licensee shall indemnify, defend and hold Licensor, its affiliates, subcontractors, directors, officers, employees, shareholders and agents harmless from any and all costs and demands resulting from any damage, loss or injury, whether to property or persons, including death, resulting from, arising out of, or in connection with: (1) negligence; (2) intentional acts; or (3) errors and omissions of the Licensee, its employees, officers, directors, contractors, or agents in connection with the application, handling or marketing of the Product.

     9.2 Licensee shall be responsible for carrying product liability insurance in an amount consistent with adequate coverage. Licensor will be named to be covered by this policy to the extent there is no additional cost to Licensee.

     9.3 Licensor shall indemnify, defend, and hold Licensee harmless from any and all suits or proceeding based in a claim that the Licensed Product constitutes an infringement of any United States of America or foreign patent. Licensee shall promptly notify Licensor of the existence of any claim of infringement on any Licensed Product or Technology or associated processes to which Licensor's indemnification obligation would apply, and shall give Licensor the reasonable opportunity to defend the same at its own expense, provided that Licensee shall at all times also have the right to full participation in the defense at its expense. Licensee, at its sole option, may actively participate in the defense of any such suit or proceeding, sharing in the cost of said defense if it participates in such suit or proceeding. Licensee shall cooperate with Licensor in the defense of any proceeding for any infringement under this indemnification. Awards from any such proceeding shall be divided between the Licensor and Licensee on a pro-rata basis in proportion to the costs of the Licensee and Licensor in connection with such proceeding or suit.


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10.0 TERMINATION:

     10.1 This Agreement may be terminated immediately by Licensor upon:

          10.1.1 The failure of Licensee to cure a material breach of this Agreement within sixty (60) days of receipt of written notice to Licensee of such breach;

          10.1.2 The failure of Licensee to pay any license fee as described herein within sixty (60) days from the due date;

          10.1.3 In the event Licensee is delinquent in royalty fee to Licensor or its affiliates under this Agreement or otherwise, Licensor may terminate this Agreement. Licensor's rights to terminate by reason of default on royalty payments by Licensee, as provided for this section, shall not be valid until such time as Licensor has transferred Technical Information to Licensee as required herein.

     10.2 This Agreement may be terminated immediately by Licensee upon:

          10.2.1 The failure of Licensor to cure a material breach of this Agreement within (60) days of receipt of written notice to Licensor of such breach;

     10.3 Upon termination of this Agreement for any reason whatsoever Licensee will return to Licensor all notes, records, documents, drawings, specifications, and all other information in any form relating to Licensor under this Agreement, all of which shall remain the sole property of Licensor.

     10.4 After the initial five year term of the Agreement, should Licensee not desire to exercise its option to enter into the second 5 year term, all rights and properties will be returned to Licensor and Licensor may sell or License the Technology to third parties, except that in the event Licensor desires to sell the rights and properties and receives bids from unrelated third parties for said rights and properties, licensee may purchase all rights and properties at a discounted price of 80% of the third party's bid price average. In addition, licensor shall receive the following: 10.4.1 7% royalty fee for life on all gross sales of Prospeed GS610

     10.5 Licensee's right to purchase the rights and properties for 80% of the third's party's price shall extend for a period of 365 days after the termination of this agreement.

11.0 TECHNICAL ASSISTANCE

     11.1 It is mutually agreed upon by Licensor and Licensee that Licensor shall provide the following services under the conditions as stipulated hereunder:

          11.1.1 All assistance requested by Licensee to market, sell and promote Licensed Product.

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     11.3 Licensee will handle all accounting/sales of Licensed Product.

12.0 ARBITRATION:

     12.1 All disputes, controversies, or differences arising out of, relating to, or in connection with this Agreement between the parties hereto, or any breach thereof, which cannot be resolved amicably by the parties shall be finally settled by arbitration by a panel of three
          (3) arbitrators in accordance with the Rules of and Procedures of the American Arbitration Association. Each party shall appoint one (1) arbitrator and the two (2) arbitrators shall appoint the third arbitrator. Any decision rendered by such arbitration shall be binding upon both parties. The place of arbitration shall be in Maricopa County in the State of Arizona. The award rendered by the arbitrators shall be final and binding upon the parties hereto.

13.0 APPLICABLE LAW:

     13.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

14.0 FORCE MAJEURE:

     14.1 Neither party shall be liable to the other party for the failure or delay in performance of any of its obligations under this Agreement due to acts of God, fire, flood, strikes, labor troubles or other industrial disturbances, acts of Government, laws and regulations, torts, insurrections or any other cause beyond the control of the affected party. Upon the occurrence of such an event, the affected party shall immediately notify the other party with as much detail as possible. The affected party shall, immediately after the cause is removed, perform such obligations with all due diligence.

     14.2 In the event that the prevention of performing the obligation under this Agreement shall continue beyond a period of six (6) months, the party unaffected by such event shall have the right to terminate this Agreement upon thirty (30) days prior notice to the other party.

15.0 ASSIGNMENT

     15.1 Neither party shall assign any of its rights or obligations, or this Agreement, in whole or in part, to a third party, except as provided for in the case of:

          15.1.1 Licensee's rights granted herein to subcontract for the application of the Licensed Product and/or Patent applications and the establishment and expansion of the sales, distribution, service, and use and applications network development within the designated Territory

          15.1.2 Licensor shall not have the right to assign this Agreement to any third party who purchases or lawfully obtains all or substantially all of the assigning party's assets subject to Licensee's prior written approval.

16.0 NOTICES:

          16.1 All notices or communications given or required to be given hereunder shall be given by personal delivery or by registered airmail or by cable, telex, or facsimile followed by a letter dispatched within twenty-four (24) hours to the following addresses:

          To Licensor:              Michael G. Wachholz
                                    18748 North 91st Place
                                    Scottsdale, AZ 85255


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          To Licensee:              MotorSports Emporium, Inc.
                                    16055 N. Dial Blvd.
                                    Suite 5
                                    Scottsdale, AZ 85260

          16.2 Notices and communications shall be deemed received by the addressee on the date of delivery if delivered personally, on the fifth (5th) day from the date of posting if sent by registered mail, or by forty-eight (48) hours after transmission if sent by cable, telex, or facsimile.

17.0 MISCELLANEOUS PROVISIONS:

          17.1 The headings of the Articles have been inserted for convenience or reference only and shall not affect the interpretation or construction of the provisions of the Agreement.

          17.2 This Agreement shall not be modified except by a written instrument executed by duly authorized representative of the parties hereto.

          17.3 In the event any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement, and this Agreement shall be interpreted and construed as if such term or provision, to the extent that it is invalid, illegal or unenforceable, had never been contained in this agreement.

          17.4 Waiver of any right by a party hereto towards the other of breach or a series of breaches hereof shall not affect the right of he waiving party to exercise any of its rights provided hereunder on account of any other breach hereof or similar breach subsequent thereto.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date first above written.


The Effective Date of this license shall be August 9, 2005


LICENSEE:



By: /S/ David Keaveney
----------------------------------
David Keaveney, President & CEO
(MotorSports Emporium, Inc)


LICENSOR:



By: /S/ Michael G. Wachholz
----------------------------------
Michael G. Wachholz, an individual

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EXHIBIT "A"

Licensed Product

     Prospeed GS610 Maximum Performance Brake Fluid is a DOT 4 compliant brake fluid. It meets and greatly exceeds all requirements of the Federal Motor Vehicle Safety Standard #116 (FMVSS 116) as well as SAE J1704 and meets all descriptions per SAE J1709. GS610 has a dry boiling point (ERBP) of 610(degree) F (321(degree) C) and a wet boiling point (Wet ERBP) of 421(degree)F (216(degree) C), a viscosity of <1800 centistokes and a density (specific gravity) of 1.095.

EXHIBIT "B"

Licensor's Trademarks

Name of Applicant: Michael G. Wachholz
Type: Trade
Description of Mark: Brake Deeper, Harder, Longer
Date of First Use in this State; 02/06/2003
Classification of Mark: 12
Registration Number of Mark: 1397823-3
Mark Used On or in Connection With: High performance automotive brake system components State of Minnesota

Name of Applicant: Michael G. Wachholz
Type: Trade
Description of Mark: Prospeed
Date of First Use in this State; 04/24/2002
Classification of Mark: 12
Registration Number of Mark: 1397823-5
Mark Used On or in Connection With: High performance automotive brake system components State of Minnesota

Name of Applicant: Michael G. Wachholz
Type: Trade
Description of Mark: Prospeed Motorsport
Date of First Use in this State; 01/16/2002
Classification of Mark: 12
Registration Number of Mark: 1397823-6
Mark Used On or in Connection With: High performance automotive brake system components State of Minnesota

Name of Applicant: Michael G. Wachholz
Type: Trade
Description of Mark: GS610
Date of First Use in this State; 04/24/2002
Classification of Mark: 12
Registration Number of Mark: 1397823-2
Mark Used On or in Connection With: High performance automotive brake system components State of Minnesota

Name of Applicant: Michael G. Wachholz
Type: Trade
Description of Mark: GS610 Maximum Performance Brake Fluid
Date of First Use in this State; 04/24/2002
Classification of Mark: 1
Registration Number of Mark: 1397823-4
Mark Used On or in Connection With: High performance automotive brake system components State of Minnesota